                                                    Registration No.___________

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------
                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                            ----------------------

Check if an Application to Determine Eligibility of a Trustee Pursuant to
 Section 305(b)(2) [_]

                       FIRST TRUST NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)


       Not Applicable                                           91-1587893
(Jurisdiction of incorporation or organization              (I.R.S. employer
        if not a U.S. national bank)                     identification number)

          601 Union Street                                        98101
             Suite 2120                                         (Zip Code)
         Seattle, WA  98101
(Address of principal executive offices)

                                Not Applicable
           (Name, address and telephone number of agent for service)
                             ----------------------

                           MUZAK LIMITED PARTNERSHIP
                           MUZAK CAPITAL CORPORATION
            (Exact name of obligors as specified in their charters)

         Delaware                                           Delaware
(State or other jurisdiction of                (State or other jurisdiction of
incorporation or organization                   incorporation or organization
of Muzak Limited Partnership)                    of Muzak Capital Corporation)

        13-3647593                                         91-1722302
(I.R.S. Employer Identification               (I.R.S. Employer Identification
Number of Muzak Limited Partnership)        Number of Muzak Capital Corporation)

                               2901 Third Avenue
                                   Suite 400
                              Seattle, Washington
                                (206) 633-3000
                       (Address and telephone number of
                         principal executive offices)

                                     98121
                                  (Zip Code)

                           __% Senior Notes Due ____
                      (Title of the indenture securities)

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                                    GENERAL

Item 1.  General Information.
         -------------------

Furnish the following information as to the trustee --

(a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

(b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.  Affiliations with Obligors.
         --------------------------

If any obligor is an affiliate of the trustee, describe each such affiliation.

          None.  (See Note 1 on page 8.)


Item 3.  Voting Securities of the Trustee.
         --------------------------------

Furnish the following information as to each class of voting securities of the trustee:

                            As of September 25, 1996
================================================================================
               Col. A                                       Col. B
- --------------------------------------------------------------------------------
           Title of Class                             Amount outstanding
- --------------------------------------------------------------------------------
            Common Stock                                10,000 Shares

Item 4.  Trusteeships under Other Indentures.
         -----------------------------------

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of any obligor are outstanding, furnish the following information:

(a)  Title of the securities outstanding under each such other indenture.

     None

(b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities under such other indenture.

     Not Applicable.


Item 5.  Interlocking Directorates and Similar Relationships with the Obligors
         ---------------------------------------------------------------------
         or Underwriters.
         ---------------

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of any obligor or of any underwriter for any obligor, identify each such person having any such connection and state the nature of each such connection.

     None.  (See Note 1 on page 8.)


Item 6.  Voting Securities of the Trustee Owned by the Obligors or their
         ---------------------------------------------------------------
         Officials.
         ---------

Furnish the following information as to the voting securities of the trustee owned beneficially by the obligors and each director, partner and executive officer of the obligors:

                            As of September 25, 1996

================================================================================
    Col. A           Col. B              Col. C                 Col. D
- --------------------------------------------------------------------------------
                                                        Percentage of voting
                                                        securities represented
                                      Amount owned      by amount given
Name of owner    Title of Class       beneficially      in Col. C.
- --------------------------------------------------------------------------------
None.

Item 7.  Voting Securities of the Trustee Owned by Underwriters or their
         ---------------------------------------------------------------
         Officials.
         ---------

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligors and each director, partner and executive officer of each such underwriter.

                            As of September 25, 1996

================================================================================
    Col. A           Col. B              Col. C                  Col. D
- --------------------------------------------------------------------------------
                                                          Percentage of voting
                                                          securities represented
                                      Amount owned        by amount given
Name of owner    Title of Class       beneficially        in Col. C.
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None.


Item 8.  Securities of the Obligors Owned or Held by the Trustee.
         -------------------------------------------------------

Furnish the following information as to securities of the obligors owned beneficially or held as collateral security for obligations in default by the trustee:

                            As of September 25, 1996

================================================================================
    Col. A           Col. B                 Col. C               Col. D
- --------------------------------------------------------------------------------
                                       Amount owned bene-
                   Whether the         ficially or held as
                   securities          collateral             Amount of Class
                   are voting or       security for           represented by
                   nonvoting           obligations in         amount given in
Title of Class     securities          default                Col. C.
- --------------------------------------------------------------------------------
          None.  (See Note 1 on Page 8.)

Item 9.  Securities of Underwriters Owned or Held by the Trustee.
         -------------------------------------------------------

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligors, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

                            As of September 25, 1996

================================================================================
       Col. A           Col. B             Col. C                Col. D
- --------------------------------------------------------------------------------
                                     Amount owned bene-
                                     ficially or held        Percentage of class
                                     as collateral security  represented by
Name of issuer and    Amount         for obligations         amount given
title of class        outstanding    in default by trustee   in Col. C.
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          None.  (See Note 1 on Page 8.)


Item 10.  Ownership or Holdings by the Trustee of Voting Securities of Certain
          --------------------------------------------------------------------
          Affiliates or Security Holders of the Obligors.
          ----------------------------------------------

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the Trustee
(1) owns 10 percent or more of the voting securities of any obligor or (2) is an affiliate, other than a subsidiary, of any obligor, furnish the following information as to the voting securities of such person.

                            As of September 25, 1996

================================================================================
       Col. A           Col. B             Col. C                 Col. D
- --------------------------------------------------------------------------------
                                     Amount owned bene-
                                     ficially or held        Percentage of class
                                     as collateral security  represented by
Name of issuer and    Amount         for obligations in      amount given
title of class        outstanding    default by trustee      in Col. C.
- --------------------------------------------------------------------------------
      None.

Item 11.  Ownership or Holdings by the Trustee of any Securities of a Person
          ------------------------------------------------------------------
          Owning 50 Percent or More of the Voting Securities of the Obligors.
          ------------------------------------------------------------------

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of any obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                            As of September 25, 1996

================================================================================
       Col. A           Col. B             Col. C                 Col. D
- --------------------------------------------------------------------------------
                                     Amount owned bene-
                                     ficially or held        Percentage of class
                                     as collateral security  represented by
Name of issuer and    Amount         for obligations in      amount given
title of class        outstanding    default by trustee      in Col. C.
- --------------------------------------------------------------------------------

      None. (See Note 1 on Page 8.)

Item 12.  Indebtedness of the Obligors to the Trustee.
          -------------------------------------------

Except as noted in the instructions, if any obligor is indebted to the trustee, furnish the following information:

                           As of September 25, 1996

================================================================================
        Col. A                          Col. B                   Col. C
- --------------------------------------------------------------------------------
  Nature of Indebtedness           Amount Outstanding           Date Due
- --------------------------------------------------------------------------------
      None. (See Note 1 on Page 8.)

Item 13.  Defaults by the Obligors.
          ------------------------

(a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     There has not been any such default.

(b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of any obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     Not applicable.


Item 14.  Affiliations with the Underwriters.
          ----------------------------------

If any underwriter is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note 1 on Page 8.)


Item 15.  Foreign Trustee.
          ---------------
Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

     Not applicable.

Item 16.  List of Exhibits.
          ----------------

List below all exhibits filed as part of this statement of eligibility.

      Exhibit
      Number
      ------

        1. A copy of the articles of association of the trustee, as now in effect.

        2. A copy of the certificate of authority of the trustee to commence business.

        3. A copy of the authorization of the trustee to exercise corporate trust powers.

        4.   A copy of the bylaws of the trustee, as now in effect.

        5.   Not applicable.

        6.   The consent of the trustee required by Section 321(b) of the Act.

        7. A copy of the report of condition of the trustee as of the close of business on June 30, 1996 published pursuant to the requirements of the Comptroller of the Currency.

        8.   Not applicable.

        9.   Not applicable.

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Note 1. At the date hereof, it is anticipated that Donaldson, Lufkin & Jenrette Securities Corporation and Lazard Freres & Co. LLC will be the only underwriters of the securities proposed to be offered and the Trustee has been advised of the names of all underwriters of securities of the obligors in the past year. Since this Form T-1 is filed prior to ascertainment by the Trustee of all facts upon which to base responsive answers to Item 2, 5, 7, 8, 9, 10, 11, 12 and 14, the answers to said Items are based upon incomplete information. Upon ascertainment by the Trustee of such facts, the answers to such Items will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, FIRST TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle and State of Washington on the 25 day of September, 1996.


                              FIRST TRUST NATIONAL ASSOCIATION



                              By: /s/ Mary Bator
                                  ----------------------------

                              Name: Mary Bator
                                    --------------------------

                              Title: Trust Officer
                                     -------------------------

                       FIRST TRUST NATIONAL ASSOCIATION

                            ARTICLES OF ASSOCIATION
                            -----------------------

        For the purpose of organizing an association to perform any lawful activities of national banks, the undersigned do enter into the following Articles of Association:

        FIRST. The title of this Association shall be "First Trust National Association."

        SECOND. The main office of this Association shall be in the City of Seattle, County of King and State of Washington. The business of this Association will be limited of that of a national trust bank, and to support activities incidental thereto. This Association will not amend these Articles of Association to expand the scope of or alter its business beyond that stated in this Article Second without the prior approval of the Comptroller of the Currency. Prior to the transfer of any stock of the Association, the Association will seek the prior approval of the appropriate federal depository institution regulatory agency.

        THIRD. The board of directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. Each director shall own common or preferred stock of this Association with an aggregate par value of not less than $1,000, or common or preferred stock of First Bank System, Inc. with an aggregate par, fair market, or equity value of not less than $1,000, as of either (i) the date of purchase, (ii) the date the person became a director or (iii) the date of that person's most recent election to the board of directors, whichever is more recent. Any combination of common or preferred stock of this Association or First Bank System, Inc. may be used.

        Any vacancy of the board of directors may be filled by action of a majority of the remaining directors between meetings of shareholders. The board of directors may not increase the number of directors between meetings of shareholders to a number that (1) exceeds by more than two the number of directors last elected by shareholders where the number was fifteen or less; and
(2) exceeds by more than four the number of directors last elected by shareholders where the number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

        Terms of directors, including directors selected to fill vacancies, shall expire at the next regular meeting of shareholders at which directors are elected, unless the directors resign or are removed from office.

        Despite the expiration of a director's term, the director shall continue to serve until his or her successor is elected and qualifies or until there is a decrease in the number of directors and his or her position is eliminated.

        Honorary or advisory members of the board of directors, without voting power or power of final decision in matters concerning the business of this Association, may be appointed by resolution of a majority of the full board of directors, or by resolution of shareholders at any annual or special meeting. Honorary or advisory directors shall not be counted for purposes of determining the number of directors of this Association or the presence of a quorum in connection with any board action, and shall not be required to own qualifying shares.

        FOURTH. There shall be an annual meeting of the shareholders to elect directors and transact whatever other business may be brought before the meeting. It shall be held at the main office or any other convenient place the board of directors may designate, on the day of each year specified therefore in the bylaws, or if that day falls on a legal holiday in the State in which this Association is located, on the next following banking day. If no election is held on the day fixed, or in event of a legal holiday, an election may be held on any subsequent day within sixty days of the day fixed, to be designated by the board of directors, or, if the directors fail to fix the day, by shareholders representing two-thirds of the shares issued and outstanding. In all cases at least ten-days advance notice of the meeting shall be given to the shareholders by first class mail.

        A director may resign at any time by delivering written or oral notice to the board of directors, its chairperson, or to this Association, which resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.

        A director may be removed by shareholders at a meeting called to remove him or her, when notice of the meeting stating that the purpose or one of the purposes is to remove him or her is provided, if there is failure to fulfill one of the affirmative requirements for qualification, or for cause; provided,
                                                                 --------
however, that a director may not be removed if the number of votes sufficient to
- -------
elect him or her under cumulative voting is voted against his or her removal.

        FIFTH. The authorized amount of capital stock of this Association shall be 10,000 shares of common stock of the par value of one-hundred dollars ($100.00) each; but said capital stock may be increased or decreased from time to time according to the provisions of the laws of the United States.

        No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued, or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion may from time to time determine and at such price as the board of directors may from time to time fix.

        Unless otherwise specified in these Articles of Association or required by law, (1) all matters requiring shareholder action, including amendments to the Articles of Association must be approved by shareholders owning a majority voting interest in the outstanding voting stock, and (2) each shareholder shall be entitled to one vote per share.

        Unless otherwise provided in the bylaws, the record date for determining shareholders entitled to notice of and to vote at any meeting is the close of business on the day before the first notice is mailed or otherwise sent to the shareholders, provided that in no event may a record date be more than seventy days before the meeting.

        SIXTH. The board of directors shall appoint one of its members president of this Association and one of its members chairperson of the board. The board of directors shall also have the power to appoint one or more vice presidents, a secretary who shall keep minutes of the directors' and shareholders' meetings and be responsible for authenticating the records of this Association, and such other officers and employees as may be required to transact the business of this Association. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the board of directors in accordance with the bylaws.

        The board of directors shall have the power to:

        (1) Define the duties of the officers, employees, and agents of this Association.

        (2) Delegate the performance of its duties, but not the responsibility for its duties, to the officers, employees, and agents of this Association.

        (3) Fix the compensation and enter into employment contracts with its officers and employees upon reasonable terms and conditions, consistent with applicable law.

        (4)  Dismiss officers and employees.

          (5) Require bonds from officers and employees and to fix the penalty thereof.

          (6) Ratify written policies authorized by this Association's management or committees of the board.

          (7) Regulate the manner in which any increase or decrease of the capital of this Association shall be made; provided, however,
                                                          --------  -------
               that nothing herein shall restrict the power of shareholders to increase or decrease the capital of this Association in accordance with law, and nothing shall raise or lower from two-thirds the percentage required for shareholder approval to increase or reduce the capital.

          (8) Manage and administer the business and affairs of this Association.

          (9) Adopt bylaws, not inconsistent with law or these Articles of Association, for managing the business and regulating the affairs of this Association.

          (10) Amend or repeal bylaws, except to the extent that the Articles of Association reserve this power in whole or in part to shareholders.

          (11) Make contracts.

          (12) Generally to perform all acts that are legal for a board of directors to perform.

          SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of the City of Seattle without the approval of the shareholders, and shall have the power to establish or change the location of any branch or branches of this Association to any other location permitted under applicable law, without the approval of the shareholders, subject to approval by the Comptroller of the Currency.

          EIGHTH. The corporate existence of this Association shall continue until terminated according to the laws of the United States.

          NINTH. The board of directors of this Association, or any three (3) or more shareholders owning, in the aggregate, not less than twenty-five percent (25%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the bylaws or the laws of the United States, or waived by shareholders, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten, and no more than sixty, days prior to the date of the meeting to each shareholder of record at his/her address as shown upon the books of this Association. Unless otherwise provided by these Articles of Association or the bylaws, any action requiring approval of shareholders must be effected at a duly called annual or special meeting.

        TENTH. Any action required to be taken at a meeting of the shareholders or directors or any action that may be taken at a meeting of the shareholders or directors may be taken without a meeting if consent in writing, setting forth the action as taken shall be signed by all the shareholders or directors entitled to vote with respect to the matter thereof. Such action shall be effective on the date on which the last signature is placed on the writing, or such earlier date as is set forth therein.

        ELEVENTH. Meetings of the board of directors or shareholders, regular or special, may be held by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can simultaneously hear each other, and participation in such meeting by such aforementioned means shall constitute presence in person at such meeting.

        TWELFTH: (a) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action by or in the right of the Association) by reason of the fact that he is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Association, unless similar indemnification is provided by such other corporation, partnership, joint venture, trust or other enterprise (any funds received by any person as a result of the provisions of this Article being deemed an advance against his receipt of any such other indemnification from any such other corporation, partnership, joint venture, trust or other enterprise), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Association, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its
                                                ---- ----------
equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Association, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) An person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Association to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Association, unless similar indemnification is provided by such other corporation, partnership, joint venture, trust or other enterprise (any funds received by any person as a result of the provisions of this Article being deemed an advance against his receipt of any such other indemnification from any such other corporation, partnership, joint venture, trust or other enterprise), against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Association unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Association has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified by the Association against expenses (including attorney's fees) actually and reasonably incurred by such person in connection therewith.

     (d) Except as set forth in paragraph (c) of this Article, any indemnification under paragraphs (a) and (b) of this Article (unless ordered by the court), shall be made by the Association only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Article. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, of if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorney's fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Association in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Association. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or seeking advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (g) By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Association may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Association, or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Association shall have the power to indemnify him against such liability under the provisions of this Article.

     (h) For purpose of this Article, references to "the Association" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Association" shall include any service as a director, officer, employee or agent of the Association which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Association" as referred to in this Article.

          (j) The indemnification and advancement of expenses hereby provided shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

          THIRTEENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. This Association's board of directors may propose one or more amendments to these Articles of Association for submission to the shareholders.

      IN WITNESS WHEREOF, we have hereunto set our hands as of the 28th day of June, 1996, effective as of the acceptance thereof by the Comptroller of the Currency.



/s/ Peter E. Raskind                              /s/ Lawrence J. Bell
- -------------------------                         -------------------------
Peter E. Raskind                                  Lawrence J. Bell


/s/ Terry L. McRoberts                            /s/ Dyan M. Huhta
- -------------------------                         -------------------------
Terry L. McRoberts                                Dyan M. Huhta


/s/ Dennis M. Egan                                /s/ Nancy D. Stahl
- -------------------------                         -------------------------
Dennis M. Egan                                    Nancy D. Stahl



                           /s/ Diana Woodard
                           -------------------------
                                 Diana Woodard

                          Comptroller of the Currency

TREASURY DEPARTMENT               [CLIP ART]               OF THE UNITED STATES

                               Washington, D.C.

     Whereas, satisfactory evidence has been presented to the Comptroller of the
Currency that                           FIRST TRUST WASHINGTON
located in      SEATTLE         State of        WASHINGTON      has complied
with all provisions of the statutes of the United States required to be complied with, before being authorized to commence the business of banking as a National Banking Association.

     Now therefore, I hereby certify that the above-named association is authorized to commence the business of banking as a National Banking
Association under the title     "FIRST TRUST NATIONAL ASSOCIATION"
effective       July 15, 1996



                              In testimony whereof, witness my signature and
                              seal of office this   15th   day of   July    1996

                                                    /s/ Robert R. Klinzing

                Charter No. 23133                       Robert R. Klinzing
                                             Deputy Comptroller of the Currency
                                                        Midwestern District

Comptroller of the Currency
Administrator of National Banks

Midwestern District Office
2345 Grand Blvd., Suite 700
Kansas City, Missouri 64108-2625

                                 TRUST PERMIT

WHEREAS, First Trust National Association, located in Seattle, Washington, being a national banking association, organized under the statutes of the United States, has made application for authority to act as fiduciary;

AND WHEREAS, applicable provisions of the statutes of the United States authorize the grant of such authority;

NOW THEREFORE, I hereby certify that the said association is authorized to act in all fiduciary capacities permitted by such statutes, effective July 15, 1996.




                                 IN TESTIMONY WHEREOF, witness my
                                 signature and seal of the OCC on July 15, 1996



                                 [SIGNATURE APPEARS HERE]
                                 -------------------------------------------
                                 Robert R. Klinzing
                                 Deputy Comptroller
                                 Midwestern District Office


Charter No. 23133

                                AMENDED BYLAWS
                                      OF
                       FIRST TRUST NATIONAL ASSOCIATION

                                   ARTICLE I
                                   ---------

                           Meetings of Shareholders
                           ------------------------

      Section 1.1  Annual Meeting.  The annual meeting of the shareholders, for
                   --------------
the election of directors and the transaction of other business, shall be held at a time and place as the Chairman or President may designate. Notice of such meeting shall be given at least ten days prior to the date thereof, to each shareholder of the Association. If, for any reason, an election of directors is not made on the designated day, the election shall be held on some subsequent day, as soon thereafter as practicable, with prior notice thereof.

      Section 1.2  Special Meetings.  Except as otherwise specifically provided
                   ----------------
by law, special meetings of shareholders may be called for any purpose, at any time by a majority of the board of directors, or by any shareholder or group of shareholders owning at least ten percent of the outstanding stock. Every such meeting, unless otherwise provided by law, shall be called upon not less than ten days prior notice stating the purpose of the meeting.

      Section 1.3  Nominations for Directors.  Nominations for election to the
                   -------------------------
board of directors may be made by the board of directors or by any shareholder.

      Section 1.4 Proxies. Shareholders may vote at any meeting of the
                  -------
shareholders by proxies duly authorized in writing. Proxies shall be valid only for one meeting and any adjournments of such meeting and shall be filed with the records of the meeting.

      Section 1.5  Quorum.  A majority of the outstanding capital stock,
                   ------
represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law of by the Articles of Association.

                                  ARTICLE II
                                  ----------

                                   Directors
                                   ---------

      Section 2.1  Board of Directors.  The Board of Directors (hereinafter
                   ------------------
referred to as the "board"), shall have power to manage and administer the business and affairs of the Association. All authorized corporate powers of the Association shall be vested in and may be exercised by the board.


August 20, 1996

      Section 2.2 Powers.  In addition to the foregoing, the board of directors
                  ------
shall have and may exercise all of the powers granted to or conferred upon it by the Articles of Association, the Bylaws and by law.

      Section 2.3  Number.  The Board shall consist of a number of members to be
                   ------
fixed and determined from time to time by resolution of the board or the shareholders at any meeting thereof, in accordance with the Articles of Association.

      Section 2.4  Organization Meeting.  The newly elected board shall meet for
                   --------------------
the purpose of organizing the new board and electing and appointing such officers of the Association as may be appropriate. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereafter. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting until a quorum is obtained.

      Section 2.5  Regular Meetings.  The regular meetings of the board shall be
                   ----------------
held, without notice, as the Chairman or President may designate and deem suitable.

      Section 2.6 Special Meetings.  Special meetings of the board may be called
                  ----------------
by the Chairman or the President of the Association, or at the request of two or more directors. Each member of the board shall be given notice stating the time and place of each such meeting.

      Section 2.7 Quorum.  A majority of the directors shall constitute a quorum
                  ------
at any meeting, except when otherwise provided by law, but fewer may adjourn any meeting. Unless otherwise provided, once a quorum is established, any act by a majority of those constituting the quorum shall be the act of the board.

      Section 2.8  Vacancies.  When any vacancy occurs among the directors, the
                   ---------
remaining members of the board may appoint a director to fill such vacancy at any regular meeting of the board, or at a special meeting called for that purpose.

                                  ARTICLE II
                                  ----------

                                  Committees
                                  ----------

      Section 3.1 Advisory Board of Directors. The board may appoint persons,
                  ---------------------------
who need not be directors, to serve as advisory directors on an advisory board of directors established with respect to the business affairs of either this Association alone or the business affairs of a group of affiliated organizations of which this Association is one. Advisory directors shall have such powers and duties as may be determined by the board, provided that the board's responsibility for the business and affairs of this Association shall in no respect be delegated or diminished.

August 20, 1996

         Section 3.2 Audit Committee. The board shall appoint an Audit Committee
                     ---------------
which shall consist of at least two Directors. If legally permissible, the board may determine to name itself as the Audit Committee. The Audit Committee shall direct and review audits of the Association's fiduciary activities.

         The members of the Audit Committee shall be appointed by the board and shall continue to act until their successors are named. The Audit Committee shall have power to adopt its own rules and procedures and to do those things which in the judgement of such Committee are necessary or helpful with respect to the exercise of its functions or the satisfaction of its responsibilities.

         Section 3.3 Executive Committee. The board may appoint an Executive
                     -------------------
Committee, which shall consist of at least three directors and which shall have, and may exercise, all the powers of the board between meetings of the board or otherwise when the board is not meeting.

         Section 3.4 Other Committees. The board may appoint, from time to time,
                     ----------------
committees of one or more persons who need not be directors, for such purposes and with such powers as the board may determine. In addition, either the Chairman or the President may appoint, from time to time, committees of one or more officers, employees, agents or other persons, for such purposes and with such powers as either the Chairman or the President deems appropriate and proper.

         Whether appointed by the board, the Chairman, or the President, any such Committee shall at all times be subject to the direction and control of the board.

         Section 3.5 Meetings, Minutes and Rules. An advisory board of directors
                     ---------------------------
and/or committee shall meet as necessary in consideration of the purpose of the advisory board of directors or committee, and shall maintain minutes in sufficient detail to indicate actions taken or recommendations made; unless required by the members, discussions, votes, or other specific details need not be reported. An advisory board of directors or a committee may, in consideration of its purpose, adopt its own rules for the exercise of any of its functions or authority.

                                  ARTICLE IV
                                  ----------

                            Officers and Employees
                            ----------------------

         Section 4.1 Chairman of the Board. The board may appoint one of its
                     ---------------------
members to be Chairman of the board to serve at the pleasure of the board. The Chairman shall supervise the carrying out of the policies adopted or approved by the board; shall have general executive powers, as well as the specific powers conferred by these Bylaws; shall also have and may exercise such powers and duties as from time to time may be conferred upon or assigned by the board.

     Section 4.2 President. The board may appoint one of its members to be
                 ---------
President of the Association. In the absence of the Chairman, the President shall preside at any meeting of the board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of President, or imposed by these Bylaws. The President shall also have and may exercise such powers and duties as from time to time may be conferred or assigned by the board.

     Section 4.3 Vice President. The board may appoint one or more Vice
                 --------------
Presidents who shall have such powers and duties as may be assigned by the board and to perform the duties of the President on those occasions when the President is absent, including presiding at any meeting of the board in the absence of both the Chairman and President.

     Section 4.4 Secretary. The board shall appoint a Secretary, or other
                 ---------
designated officer who shall be Secretary of the board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Secretary, or imposed by these Bylaws; and shall also perform such other duties as may be assigned from time to time, by the board.

     Section 4.5 Other Officers. The board may appoint, and may authorize the
                 --------------
Chairman or the President to appoint, any officer as from time to time may appear to the board, the Chairman or the President to be required or desirable to transact the business of the Association. Such officers shall exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon or assigned to them by the Bylaws, the board, the Chairman or the President.

     Section 4.6 Tenure of Office. The Chairman or the President and all other
                 ----------------
officers shall hold office for the current year for which the board was elected, unless they shall resign, become disqualified, or be removed. Any vacancy occurring in the Office of Chairman or President shall be filled promptly by the board.

     Any officer elected by the board or appointed by the Chairman or the President may be removed at any time, with or without cause, by the affirmative vote of a majority of the board or, if such officer was appointed by the Chairman or the President, by the Chairman or the President, respectively.

August 20, 1996

                                   ARTICLE V
                                   ---------

                                     Stock
                                     -----

     Section 5.1. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to such person's shares, succeed to all rights of the prior holder of such shares. Each certificate of stock shall recite on its face that the stock represented thereby is transferable only upon the books and records of the Association properly endorsed.


                                  ARTICLE VI
                                  ----------

                                Corporate Seal
                                --------------

     Section 6.1. The Chairman, the President, the Secretary, any Assistant Secretary or other officer designated by the board, the Chairman, or the President, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:



                                  ARTICLE VII
                                  -----------

                           Miscellaneous Provisions
                           ------------------------

     Section 7.1 Execution of Instruments. All agreements, checks, drafts,
                 ------------------------
orders, indentures, notes, mortgages, deeds, conveyances, transfers, endorsements, assignments, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, guarantees, proxies and other instruments or documents may be signed, countersigned, executed, acknowledged, endorsed, verified, delivered or accepted on behalf of the Association, whether in a fiduciary capacity or otherwise, by an officer of the Association, or such employee or agent as may be designated from time to time by the board by resolution, or by the Chairman or the President by written instrument, which resolution or instrument shall be certified as in effect by the Secretary or an Assistant Secretary of the Association. The provisions of this section are supplementary to any other provisions of the Articles of Association or Bylaws.


                                      -5-
August 20,1996

     Section 7.2 Records. The Articles of Association, the Bylaws, and the
                 -------
proceedings of all meetings of the shareholders, the board, the standing committees of the board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

     Section 7.3 Trust Files. There shall be maintained in the Association files
                 -----------
all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

     Section 7.4 Trust Investments. Funds held in a fiduciary capacity shall be
                 -----------------
invested according to the instrument establishing the fiduciary relationship and according to law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under law.

     Section 7.5 Notice. Whenever notice is required by the Articles of
                 ------
Association, the Bylaws or law, such notice shall be by mail, postage prepaid, telegram, in person, or by any other means by which such notice can reasonably be expected to be received, using the address of the person to receive such notice, or such other personal data, as may appear on the records of the Association. Prior notice shall be proper if given not more than 30 days nor less than 10 days prior to the event for which notice is given.

                                 ARTICLE VIII
                                 ------------

                                Indemnification
                                ---------------

     Section 8.1. The Association shall indemnify to the full extent permitted by, and in the manner permissible under, the Articles of Association and the laws of the United States of America, as applicable and as amended from time to time, any person made, or threatened to be made, a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director, advisory director, officer or employee of the Association, or any predecessor of the Association, or served any other enterprise as a director or officer at the request of the Association or any predecessor of the Association.

     Section 8.2 The board in its direction may, on behalf of the Association, indemnify any person, other than a director, advisory director, officer or employee, made a party to any action, suit or proceeding by reason of the fact that such person is or was an agent of the Association or any predecessor of the Association serving in such capacity at the request of the Association or any predecessor of the Association.

                                      -6-
August 20, 1996

                                  ARTICLE IX
                                  ----------

                     Bylaws: Interpretation and Amendment
                     ------------------------------------

     Section 9.1. These Bylaws shall be interpreted in accordance with and subject to appropriate provisions of law, and may be amended, altered or repealed, at any regular or special meeting of the board.

     Section 9.2. A copy of the Bylaws, with all amendments, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during Association hours.

August 20, 1996

                                   Exhibit 6


                            CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Muzak Limited Partnership and Muzak Capital Corporation of Senior Notes, we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                                FIRST TRUST NATIONAL ASSOCIATION


                                 By  /s/ Mary Bator
                                   ------------------------------



Dated: September 25, 1996
       ------------------

                                 TRUST COMPANY
                            STATEMENT OF CONDITION

Statement of Condition of First Trust Washington in the State of Washington, King County, as of the quarter ending June 30, 1996
                                      -------------

================================================================================

                       ASSETS                        DOLLAR AMOUNTS IN THOUSANDS

- --------------------------------------------------------------------------------

1.   Cash and Due From Banks...........................         79,306
                                                          ----------------------
2.   U.S. Treasury Obligations.........................              0
                                                          ----------------------
3.   Obligations of U.S. Gov't Agencies................              0
                                                          ----------------------
4.   Obligations of States & political subdiv..........              0
                                                          ----------------------
5.   Other securities..................................              0
     (Includes $______ corporate stock)                   ----------------------

6.   (a) Loans.........................................              0
                                                          ----------------------
     (b) Less: Reserve for possible Loan Losses........              0
                                                          ----------------------
     (c) Net Loans.....................................              0
                                                          ----------------------
7.   Fixed Assets......................................            154
                                                          ----------------------
8.   Other real estate owned...........................              0
                                                          ----------------------
9.   Other Assets......................................         26,665
                                                          ----------------------
10.  TOTAL ASSETS......................................        106,128
                                                          ----------------------

                        LIABILITIES

11.  Total deposits....................................              0
                                                          ----------------------
12.  Liabilities for borrowed money....................              0
                                                          ----------------------
13.  Mortgaged indebted................................              0
                                                          ----------------------
14.  Other Liabilities.................................          3,539
                                                          ----------------------
15.  TOTAL LIABILITIES.................................          3,539
                                                          ----------------------

                     SHAREHOLDER EQUITY

16.  Capital...........................................            100
                                                          ----------------------
17.  Surplus...........................................        104,468
                                                          ----------------------
18.  Undivided profits.................................         -1,981
                                                          ----------------------
19.  Reserves..........................................              0
                                                          ----------------------
20.  TOTAL CAPITAL ACCOUNTS............................        102,587
                                                          ----------------------
21.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS............        106,126
                                                          ----------------------

- --------------------------------------------------------------------------------

I, Merita D. Schollmeier, Assistant Secretary (Official Title) of the above named trust company do solemnly swear that the above statement is true and that this Report of Condition (including the Trust Supplemental Information Report) is true to the best of my knowledge and belief.


                                       /s/ Merita D. Schollmeier
                                       -----------------------------------------
          Correct-Attest:              /s/ [SIGNATURE APPEARS HERE]  (Director)
                                       ------------------------------
                                       /s/ [SIGNATURE APPEARS HERE]  (Director)
                                       ------------------------------
                                       /s/ [SIGNATURE APPEARS HERE]  (Director)
                                       ------------------------------

STATE OF MINNESOTA, County of Hennepin
                              -----------------------
     Sworn to and subscribed before me this 26 day of July, 1996.
                                            --        ----  ----

                 /s/ Lynn Willemsen
                 ---------------------------------------------------------------
                 Notary Public in and for the State of MN
                                                       -----------------,
                 residing at Hennepin
                             ------------------------------

[AFFIX NOTARY SEAL  ------------------------------------------
HERE APPEARS HERE]   [SEAL OF           LYNN M. WILLEMSEN
                      NOTARY       NOTARY PUBLIC - MINNESOTA
                      PUBLIC         MY COMMISSION EXPIRES
                      APPEARS          JANUARY 31, 2000
                      HERE]
                    ------------------------------------------

                    TRUST - SUPPLEMENTAL INFORMATION REPORT
               (Round Dollar Amounts to Nearest Thousands - 000)

OF            First Trust Washington           AS OF  June 30, 1996
   --------------------------------------------       -----------------------

                   PROFIT AND LOSS FROM FIDUCIARY ACTIVITIES
            All Report of Income schedules are to be reported on a
                         calendar year to date basis.

                                      QUARTER ENDED:  June 30, 1996
                                                      -----------------------

INCOME RELATED TO FIDUCIARY ACTIVITIES:

     Trust Fee Income.............................$         2032
                                                      -----------------------
     Investment Income.............................            0
                                                      -----------------------
     All other income..............................          370
                                                      -----------------------

                        Total Fiduciary Income.......       2402
                                                      -----------------------

EXPENSES RELATED TO FIDUCIARY ACTIVITIES:

     Salaries & Employee Benefits..................         1248
                                                      -----------------------
     Occupancy Expense.............................          135
                                                      -----------------------
     Interest Expense..............................            0
                                                      -----------------------
     Legal Expense.................................            0
                                                      -----------------------
     All Other Expense.............................         4555
                                                      -----------------------
     Provision for Trust Loss......................            0
                                                      -----------------------

                       Total Fiduciary Expense.......       5935
                                                      -----------------------

NET PROFIT BEFORE TAXES............................        (3536)
                                                      -----------------------

     Tax Provision.................................         1237
                                                      -----------------------

NET PROFIT.........................................        (2299)
                                                      -----------------------

- -----------------------------------------------------------------------------
Note: Signed supporting schedules may be attached where additional space is necessary. Indicate if market/cost:
                                   ---------------------
            0       Total number of discretionary accounts.
- --------------------

            0       Dollar amount of assets of discretionary accounts.
- --------------------

            0       Total number of nondiscretionary accounts.
- --------------------

            0       Dollar amount of assets of nondiscretionary accounts.
- --------------------

            0       Number of accounts with pending litigation.
- --------------------Amount:                      0
                                           --------------------

           Yes      Does the trust company Blanket Bond coverage?
- --------------------Amount:                 75,000,000.00
                                           --------------------

           Yes      Does the trust department have Errors and Omissions
- --------------------coverage?
                    Amount:                 20,000,000.00
                                           --------------------

           No       Is there a guarantee by a parent or affiliate to maintain
- --------------------capital of the company?
                    Amount of Guarantee:         0
                                           --------------------

 * $ 625,442,377.00 Corporate trusts administered, if applicable.
- --------------------

 * $ 524,673,370.00 Paying and escrow agencies.
- --------------------

Report any personnel changes in trust officers or administrators since the last quarterly report:
       None
- --------------------

*These accounts are held by First Bank National Association, Minneapolis, Minnesota, an affiliate. The type of accounts include Corporate Trust and Paying Agency accounts of municipalities and corporations. First Trust Washington functions as a service provider pursuant to agreement for First Bank National Association, Minneapolis, Minnesota, in administering these accounts.

               ANNUAL STATEMENT OF THE TRUST DEPARTMENT/COMPANY

Of First Trust Washington, at Seattle, in the State of Washington, King County,
at the close of business        June 30, 1996            , Capital of Bank/Trust
Company $___0___.

================================================================================
                              FIDUCIARY STATEMENT
- --------------------------------------------------------------------------------

      ASSETS                                         DOLLAR AMOUNTS IN THOUSANDS

- --------------------------------------------------------------------------------

1.   Cash................................................           0
                                                          ----------------------
2.   Investments:
         (a) Bonds.......................................           0
                                                          ----------------------
         (b) Stocks......................................           0
                                                          ----------------------
         (c) Real Estate Loans...........................           0
                                                          ----------------------
         (d) Other Loans.................................           0
                                                          ----------------------
         (e) Real Estate.................................           0
                                                          ----------------------
         (f) Miscellaneous...............................           0
                                                          ----------------------
3.   Time Deposits:
         (a) Own Bank....................................           0
                                                          ----------------------
         (b) Other Banks.................................           0
                                                          ----------------------
4.   Demand Deposits:
         (a) Own Bank....................................           0
                                                          ----------------------
         (b) Other Banks.................................      21,600
                                                          ----------------------
5.   Corporate Investments...............................   4,947,984
                                                          ----------------------
6.   Agency, Safekeeping, Custodian, & Escrow Invest.....   5,566,732
                                                          ----------------------
7.   Advances to trust or overdrafts.....................           0
                                                          ----------------------
8.   Other real estate owned.............................           0
                                                          ----------------------
9.   TOTAL ASSETS........................................  10,536,216
                                                          ----------------------

      LIABILITIES
10.  Fiduciary Accounts:
         (a) Court Trusts................................           0
                                                          ----------------------
         (b) Personal Living Trusts......................           0
                                                          ----------------------
         (c) Employee Benefit Trusts.....................           0
                                                          ----------------------
         (d) Collective Investment Funds.................           0
                                                          ----------------------
         (e) Less Units of Collective Investment Funds...           0
                                                          ----------------------
         (f) Total Fiduciary accounts--Net total of above
             (a) through (e).............................           0
                                                          ----------------------
11.  Corporate Accounts..................................   4,956,954
                                                          ----------------------
12.  Agency, Safekeeping, Custodian, & Escrow............   5,579,262
                                                          ----------------------
13.  Due to Commercial Dept. or Bank Advances............           0
                                                          ----------------------
14.  TOTAL LIABILITIES...................................  10,536,216
                                                          ----------------------
- --------------------------------------------------------------------------------

I, Merita D. Schollmeier, Assistant Secretary (Official Title) of the above named bank or trust company do solemnly swear that the above statement is true and that the schedules and answers attached hereto fully and correctly represent the true state of the several matters therein contained to the best of my knowledge and belief.


                                        /s/ Merita D. Schollmeier
                                        ----------------------------------------

                Correct--Attest:        [SIGNATURE APPEARS HERE]    (Director)
                                        ----------------------------
                                        [SIGNATURE APPEARS HERE]    (Director)
                                        ----------------------------
                                        [SIGNATURE APPEARS HERE]    (Director)
                                        ----------------------------

STATE OF Minnesota County of Hennepin

Sworn to and subscribed before me this 26th of July, 1996.
                                       ----    ----    --

                                        /s/ Lynn Willemsen
                                        ----------------------------------------
                                        Notary Public in and for the State of MN
                                                                              --
                                        residing at Hennepin
                                                    ----------------------------

[SEAL OF NOTARY               Lynn M. Willemsen
PUBLIC APPEARS HERE]      Notary Public - Minnesota
                            My Commission Expires
                              January 31, 2000

                            First Trust Washington
                      --------------------------------
                            (Name of Trust Company)

                  CERTIFICATE OF ORIGINAL REPORT OF CONDITION
                                 June 30, 1996
                            Due Date: July 30, 1996
                                      -------------

The undersigned hereby certify that the enclosed two (2) duplicate Reports of Condition are true and complete copies of the original Report of condition as
of         June 30, 1996          and that such report has been prepared in
conformance with the official instructions and is true to the best of our knowledge and belief.

As required by RCW 30.08.092, the number of authorized shares issued shares of the trust company as of the reporting date are:

                            Authorized Shares        1,000
                                                --------------
                            Issued Shares            1,000
                                                --------------

                                                /s/Signature appears here
                                                --------------------------
                                                President or Manager or Cashier

[SEAL OF LYNN M. WILLEMSEN                      /s/Signature appears here
 NOTARY PUBLIC-MINNESOTA                        --------------------------
 APPEARS HERE]                                  Director

                                                /s/Signature appears here
                                                --------------------------
                                                Assistant Secretary
                                                State of Minnesota
                                                County of Hennepin
                                                          --------

                                                Sworn to and described before
                                                me this 26 day of July, 1996
                                                        --        ----    --
                                                and I hereby certify that I am
                                                not an officer or director of
                                                this bank.

                                                /s/Lynn Willemsen
                                                -----------------------
                                                Notary Public
                                                My appointment expires: 1-31-00
                                                                        -------